UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 March 20, 2007
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                          Access National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Virginia                    000-49929                  82-0545425
  ----------------------         ----------------          -------------------
    (State or other                (Commission               (IRS Employer
      jurisdiction                 File Number)            Identification No.)
    of incorporation)



           1800 Robert Fulton Drive, Suite 300, Reston, Virginia 20191
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

Access National Corporation (Nasdaq: ANCX) announced on March 20, 2007 that its Board of Directors approved a program to repurchase up to 500,000 shares of its common stock. A copy of the press release summarizing the announcement is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(a)   -   Not applicable.

(b)   -   Not applicable.

(c)   -   Not applicable.


(d)       Exhibits.

          Exhibit 99.1 Press Release, dated March 20, 2007, regarding approval of a program to repurchase shares of common stock.

                                   Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ACCESS NATIONAL CORPORATION
                                                            (Registrant)


Date:  March 20, 2007                            By:  /s/  Michael W. Clarke
                                                     ---------------------------

                                                 Name:  Michael W. Clarke
                                                 Title: President & Chief
                                                        Executive Officer